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                 LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
                                FUND PROFILE
                        CLASS A AND CLASS B SHARES



                                               December 15, 1999


This Profile summarizes key information about the Lutheran Brotherhood Limited Maturity Bond Fund that is included in the Fund's prospectus. The Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the prospectus and other information about the Fund at no cost by calling:

     o  1-800-328-4552 for our Automated Service Line

     o  1-800-990-6290 to speak with a customer service associate

The prospectus is also available on the internet at www.luthbro.com.

1.  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

    The investment objective of the Fund is to seek a high level of current income consistent with stability of principal.

2.  WHAT ARE THE PRINCIPAL STRATEGIES OF THE FUND?

    The Fund invests primarily in investment-grade corporate bonds, government bonds, municipal bonds, asset-backed securities, and mortgage-backed securities. Under normal market conditions, the Fund will invest at least 65% of its assets in investment-grade securities. The Fund may also invest in high-yield, high risk bonds, notes, debentures and other debt obligations or preferred stock commonly known as "junk bonds."

    The average dollar-weighted portfolio maturity for the Fund is between one and five years.

    The Fund's management uses both fundamental and technical investment research techniques to determine what debt obligations to buy and sell. It focuses on companies which it believes are financially sound and have strong cash flow, asset values and interest or dividend earnings.

3.  WHAT ARE THE PRINCIPAL RISKS OF THE FUND?

    o Interest Rate Risk--Generally, when interest rates rise, bond prices fall, which may cause the price of shares of the Fund to fall as well. Bond prices fall because bonds issued after rates rise will offer higher yields, making older bonds with lower rates less attractive. To raise the effective yield on older bonds, holders of the older bonds must discount their prices. Bonds with longer durations and maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities.

    o Prepayment and Extension risk-Both mortgage-backed and asset-backed securities are sensitive to changes in the redemption patterns of the
       underlying securities.   If the principal payment on the underlying
       asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.

    o Credit Risk--For all bonds there is a risk that an issuer will default. Lower rated bonds generally are more susceptible to risk of default than higher rated bonds, so this risk increases as a Fund increases the amount it invests in lower rated investment-grade bonds or in high-yield bonds.

    o Loss of Principal--Shares of the Fund will rise and fall in value and there is a risk that you could lose money by investing in the Fund. The Fund cannot be certain that it will achieve its objective.

     No bar chart or performance table has been included for the Fund because it commenced operations on October 31, 1999.

4.  WHAT ARE THE FEES AND EXPENSES OF THE FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES-The Fund is a no-load fund so there are no shareholder fees deducted directly from your account. Class B shareholders of the Fund will be responsible for any Contingent Deferred Sales Charge that may be payable at the time of redemption as a result of an investment in another fund in the Lutheran Brotherhood Family of Funds.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                CLASS A         CLASS B
                                                -------         -------
  Management Fees                                0.30%           0.30%
  Distribution (12b-1) Fees                      none            none
  Other Expenses   (including a 0.25%            1.09%           1.09%
    shareholder servicing fee)(1)

  Total Annual Fund Operating Expenses (2)        1.39%           1.39%

(1) Because the Fund has been newly organized, the percentage expense levels shown in the table as "Other Expenses" are based on estimates.

(2) The Fund's investment adviser has voluntarily agreed to temporarily waive a portion of its advisory fee and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Total Fund Operating Expenses for the Class A shares and Class B shares to an annual rate of 0.95% of the average net assets of each class. This temporary waiver and expense provision may be discontinued at any time.

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD
BE:

                                1 Year     3 Years
                                ------     -------
  Class A shares                $142        $440
  Class B shares                $142        $440

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                1 Year     3 Years
                                ------     -------
  Class A shares                $142        $440
  Class B shares                $142        $440

5.  WHO MANAGES THE FUND?

     Lutheran Brotherhood Research Corp serves as investment adviser for the Fund. Michael G. Landreville, assistant vice president of LB Research, serves as portfolio manager of the Fund. Mr. Landreville also has served as portfolio manager of Lutheran Brotherhood Income Fund since September 1, 1999. He was portfolio co-manager of Lutheran Brotherhood Income Fund from January 1, 1998, through August 31, 1999, and associate portfolio manager from 1987 through 1997. Mr. Landreville has been with Lutheran Brotherhood and Lutheran Brotherhood Research Corp. since 1983.

5.  HOW CAN I BUY SHARES OF THE FUND?

      To make your first purchase of the Class A shares of the Fund:

      o  Complete and sign the application
      o Enclose a check made payable to the Lutheran Brotherhood Family of Funds
      o Mail your application and check to Lutheran Brotherhood Securities Corp., P.O. Box 310, Minneapolis, MN 55440-0310

     Class B shares of the Fund are offered solely in exchange for Class B shares of other Funds of The Lutheran Brotherhood Family of Funds.

     You can also buy shares of the Fund through your Lutheran Brotherhood Securities Corp. Registered Representative.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment is $2,500 for a regular account and $100 per month for a systematic investment plan. Additional purchases can be made for $100.

7.  HOW CAN I SELL FUND SHARES?

    You may redeem your shares:

    o in writing by sending a written request to Lutheran Brotherhood Securities Corp., P.O. Box 9491, Minneapolis, Minnesota 55440-9491
    o by calling 1-800-328-4552 for our Automated Service Line or 1-800-990-6290 to speak with a customer service associate
    o  on the internet at www.luthbro.com.
    o  through a systematic withdrawal plan

    Once we receive your request for redemption, we will redeem your shares at the next net asset value on any day on which the New York Stock Exchange is open for business, or any other day as required under the rules of the Securities and Exchange Commission.

8.  HOW ARE FUND DISTRIBUTIONS MADE AND TAXED?

    The Fund expects to declare dividends daily and pay them monthly. Capital gains distributions, if any, usually will be declared in December.

    Distribution Options. When completing your application, you must select one of the following four options for dividends and capital gains distributions:

    o Full Reinvestment. Both dividends and capital gains distributions from the Fund will be reinvested in additional shares of the same class of the Fund. This option will be selected automatically unless one of the other options is specified.

    o Full Reinvestment in a Different Fund. You may also choose to have your dividends reinvested into an existing account in another Fund within the Lutheran Brotherhood Family of Funds.

    o All Cash. Dividends and capital gains distributions will be paid in cash. Your request to receive all or a portion of your dividends and other distributions in cash must be received by LBSC at least ten days before the record date of the dividend or other distribution.

    o Part Cash and Part Reinvestment. You may request to have part of your dividends paid in cash and part of your dividends reinvested in additional shares of the same class of that Fund.

    Distributions paid in shares will be credited to your account at the next determined NAV per share.

    In general, any dividends and short-term capital gains distributions you receive from the Fund are taxable as ordinary income. Distributions of other net capital gains by the Fund are generally taxable as capital gains - in most cases, at different rates from those that apply to ordinary income. We expect that dividends from the Fund will consist primarily of ordinary income.

    Every year, the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. The tax you pay on a given capital gains distribution generally depends on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares or whether you reinvest your distributions or take them in cash.

    Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance.

9.  WHAT SERVICES ARE OFFERED BY THE FUND?

A wide range of services are provided to the Fund's shareholders, including, but not limited to:

o Exchange privileges with other Funds in The Lutheran Brotherhood Family of Funds
o  24-hour access with our Automated Service Line--1-800-328-4552
o  24-hour access on the internet at www.luthbro.com.
o Personal service by calling 1-800-990-6290 to speak with a customer service associate or by visiting with a Registered Representative of Lutheran Brotherhood Securities Corp.